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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
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                                AMENDMENT NO. 1

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                    September 23, 1999 (September 22, 1999)
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                 CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                    ----------------------------------------
                    (STATE OR JURISDICTION OF INCORPORATION)


                 33-90344                              23-2498715
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           (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
                                                   IDENTIFICATION NO.)


   1735 Market Street, Mellon Bank Center, Suite 1300, Philadelphia, PA 19103
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                 (215) 979-3600
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                        (REGISTRANT'S TELEPHONE NUMBER)


                                  Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16 is attached to this Form 8-K/A in accordance with Item 304(a)(3) of Regulation S-B.


(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

    None

(b) PRO FORMA FINANCIAL INFORMATION

    None

(c) EXHIBITS

    16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 22, 1999.





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                                 Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

September 23, 1999

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer